Nuveen Wisconsin Municipal Bond Fund

Summary Prospectus   |   September 30, 2009

Ticker: Class A–FWIAX, Class B–FWIBX, Class C–FWICX, Class I–FWIRX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated September 30, 2009, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 34 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 36 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-46 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5%	1%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	—
Other Expenses	0.14%	0.13%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.89%	1.63%	1.44%	0.69%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$507	$566	$147	$70	$507	$166	$147	$70
3 Years	$692	$814	$456	$221	$692	$514	$456	$221
5 Years	$892	$987	$787	$384	$892	$887	$787	$384
10 Years	$1,470	$1,735	$1,724	$859	$1,470	$1,735	$1,724	$859

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Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The fund invests substantially all of its assets in municipal bonds that pay interest that is exempt from regular federal and Wisconsin personal income tax. Under normal circumstances, the fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield,” “high risk” or “junk” bonds. The fund may invest up to 15% of its assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The fund’s investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return. The investment adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk is heightened for the fund because it may invest up to 20% of its net assets in below investment grade municipal bonds, which are commonly referred to as “high yield,” “high risk” or “junk” bonds. High yield bonds, while generally offering higher yields than investment grade bonds with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floating rate securities because of the leveraged nature of these investments.

State Concentration Risk—Because the fund primarily purchases municipal bonds from Wisconsin, the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state. This risk may be greater for the fund, which as a non-diversified fund may concentrate its investments in municipal bonds of certain issuers to a greater extent than a diversified fund.

Income Risk—The income from the fund’s portfolio may decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate. Also, if the fund invests in inverse floating rate securities, the fund’s income may decrease if short-term interest rates rise.

Leveraged Securities Risk—The fund may invest in inverse floating rate securities which create effective leverage. Because these securities create leveraged exposure to underlying municipal bonds, the amount the fund invests in such securities exposes it to risks and potential returns to a greater extent than the amount actually invested. The interest payments the fund receives on such securities vary inversely with the short-term financing rates paid by the securities’ issuers, and those interest payments will decrease if short-term interest rates increase. In addition, the value of these securities will vary by more than the value of the underlying bonds due to the leveraged nature of the investments. Also, the holder of the floating rate securities that has provided the leverage associated with a fund’s inverse floating rate securities may cause the fund to purchase or otherwise retire those floating rate securities (i.e., to effectively cause the fund to repay the leverage provided by such holder), which may require the fund to raise cash through the sale of portfolio securities at times and at prices that are not desirable for the fund.

Tax Risk—Income from municipal bonds held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

As with any mutual fund investment, loss of money is a risk of investing.

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Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date return as of June 30, 2009 was 9.11%.

During the ten-year period ended December 31, 2008, the fund’s highest and lowest quarterly returns were 4.58% and
-5.23%, respectively, for the quarters ended December 31, 2000 and September 30, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. After-tax returns are shown for Class A shares only; after-tax returns for Class B, C, and I shares will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

	Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	-10.32%	0.55%	2.59%
Class B	-10.56%	0.52%	2.42%
Class C	-6.86%	0.88%	2.48%
Class I	-6.11%	1.63%	3.24%
Class A (Offer) Returns After Taxes:
On Distributions	-10.33%	0.52%	2.57%
On Distributions and Sales of Shares	-5.45%	1.06%	2.82%
Standard & Poor’s National Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.09%	2.35%	4.03%
Standard & Poor’s Wisconsin Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-5.65%	2.71%	4.23%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.47%	2.71%	4.26%
Barclays Capital Wisconsin Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-1.31%	3.18%	4.46%
Lipper Peer Group (reflects no deduction for taxes or certain expenses)	-8.06%	0.94%	2.66%

The fund’s investment adviser believes that the Standard & Poor’s National Municipal Bond Index is a more appropriate broad-based benchmark for the fund, as it is more transparent and thus more useful as a tool for analyzing fund portfolio characteristics and fund performance. Accordingly, the Barclays Capital Indexes will not be included in future prospectuses of the fund.

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Management

Investment Adviser

Nuveen Asset Management (“NAM”)

Portfolio Manager

Scott R. Romans, PhD, Vice President of NAM, has managed the fund since 2003.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund. The minimum initial purchase or exchange into the fund is $3,000 ($250 for accounts opened through fee-based programs and $50 through monthly systematic investment plan accounts). The minimum subsequent investment is $50.

Tax Information

The fund’s distributions are exempt from regular federal and state income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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MPM-WI-0909D